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                                 EXHIBIT  23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
PHAMIS, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the headaing "Experts" in the prospectus.


/s/ KPMG Peat Marwick LLP

Seattle, Washington
May 30, 1996